BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

SUPPLEMENT DATED JANUARY 11, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

Information Regarding the Portfolio Manager

Lawrence Kemp is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of January 2, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	9	5	9	0	0	0
	$9.07 Billion	$391.5 Million	$2.05 Billion	$0	$0	$0

The following sentence is added after the last sentence of the first paragraph of the subsection entitled “Portfolio Manager Compensation Overview”:

Mr. Kemp’s compensation has been guaranteed during his first year of employment.

The last sentence in the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

With respect to Mr. Kemp, such benchmarks for the Fund and other accounts are Lipper Large-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

Mr. Kemp has not received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

Mr. Kemp is eligible to participate in these plans.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of January 2, 2013.

Portfolio Manager	Dollar Range
Lawrence Kemp	None

The last three sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Kemp may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Kemp may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EX-0113SUP